Tax Status of the Plan	12 Months Ended
Dec. 31, 2025
EBP 001 [Member]
EBP, Tax Status [Line Items]
Tax Status of the Plan

7.	Tax Status of the Plan

The Plan was amended and restated effective October 8, 2021, with the adoption of a Great-West Trust Company LLC defined contribution preapproved plan. The defined contribution preapproved plan received a favorable opinion letter from the Internal Revenue Service (“IRS”) on June 30, 2020, stating that the defined contribution preapproved plan document was designed in accordance with applicable IRC requirements as of that date. With the rebranding of Great-West Trust Company, LLC to Empower Trust Company, LLC, the IRS issued an opinion letter dated November 14, 2022 for the Empower Trust Company, LLC Defined Contribution Pre-Approved Plan stating that the preapproved plan document as then designed was in accordance with applicable IRC requirements. Although the Plan has been amended since receiving the opinion letters, the Plan Administrator believes that the Plan is designed and is currently being operated in compliance with the applicable requirements of the IRC.

GAAP requires plan management to evaluate tax positions taken by the Plan and recognize a tax liability (or asset) if the plan has taken an uncertain position that more likely than not would not be sustained upon examination by the IRS. The Plan Administrator has analyzed the tax positions taken by the Plan, and has concluded that as of December 31, 2025 and 2024, there are no uncertain positions taken or expected to be taken that would require recognition of a liability (or asset) or disclosure in the financial statements. The Plan is subject to routine audits by taxing jurisdictions; however, there are currently no audits for any tax periods in progress. The Plan Administrator believes it is no longer subject to income tax examinations for years prior to 2022.